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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in Form S-8 of our report dated December 20, 2007, relating to the financial statements of Magnum d'Or Resources, Inc., which is incorporated by reference therein.



                                              /s/ Murrell, Hall & McIntosh, PLLC
                                              ----------------------------------
Oklahoma City, Oklahoma
December 28, 2007